Exhibit 99.1 Advancing Dentistry Sidoti & Company Fall 2018 Investor Conference September 26, 2018 NASDAQ CM:BIOLExhibit 99.1 Advancing Dentistry Sidoti & Company Fall 2018 Investor Conference September 26, 2018 NASDAQ CM:BIOL

BIOLASE at a Glance – Global Leader in Dental Lasers

~37,600
Lasers Sold Globally

318
Issued or Pending Patents

~200
Employees Worldwide

80
FDA-Cleared Indications for Waterlase® and Epic

3 of 4
All-tissue Lasers Sold Globally are Waterlase

>50%
Share of Global Dental Laser Market

97%
of Patients Recommend Waterlase

~30 Million
Happy Patients From Waterlase

BIOLASE 2

BIOLASE – Strengths • Brand value • Dental market leadership • Technology and new product leadership • Committed users • Expanding base of new customers • Large intellectual property portfolio • Strong management team and Board 3BIOLASE – Strengths • Brand value • Dental market leadership • Technology and new product leadership • Committed users • Expanding base of new customers • Large intellectual property portfolio • Strong management team and Board 3

BIOLASE – The Continuing Story • Late-stage turnaround • Significantly improved product reliability, support and education in past 3 years • Board enhanced with addition of extensive dental expertise • Southern CA Initiative for Model Market program • CEO transition – Todd A. Norbe, joined the Board in June 2018, named CEO on 8/7/18 ‒ Todd is a dental industry veteran with excellent management and leadership skills and an exceptional record of accomplishment in the global dental market 4BIOLASE – The Continuing Story • Late-stage turnaround • Significantly improved product reliability, support and education in past 3 years • Board enhanced with addition of extensive dental expertise • Southern CA Initiative for Model Market program • CEO transition – Todd A. Norbe, joined the Board in June 2018, named CEO on 8/7/18 ‒ Todd is a dental industry veteran with excellent management and leadership skills and an exceptional record of accomplishment in the global dental market 4

BIOLASE – The Continuing Story, 2018 Initiatives

Complete sales team transformation

- In process – recent sales hires are among our best performing
- Training includes "How does a dentist think?" and Gallup profiles

Improve employee engagement, especially for Model Market

- Live it and breathe it every day
- Goal – increase laser awareness in Model Market by utilizing employees as ambassadors

Increase patient awareness of laser dentistry

- Local advertising
- Community awareness campaign
- Leverage social media

Establish community service relationships

- Partnered with Healthy Smiles for Kids of Orange County and TeamSmile (LA Chargers) to improve dental health and drive awareness and interest in dental lasers

Increase access to capital

- Completed $6M revolving credit facility
- Identified potential additional sources of capital, if needed

BIOLASE 5

A Growing Full-spectrum Portfolio of Laser Systems and Procedural Consumables Waterlase iPlus™ • World’s best selling All-Tissue dental laser- 80 FDA cleared indications • Replaces drill with substantial reduced need for anesthesia for teeth & bone • Replaces scalpel for minimally invasive, minimally bleeding microsurgery for soft tissues • Most powerful and capable diode dental laser ever • Best in class speed, comfort, and precision cutting • Leverages IPG Medical technology Waterlase Express™ • New! – Smallest, easiest most cost-effective Waterlase • Vivid HD tablet user interface • Exclusive procedural animations • Rich on-board reference library and Customer Care Button • And more 6A Growing Full-spectrum Portfolio of Laser Systems and Procedural Consumables Waterlase iPlus™ • World’s best selling All-Tissue dental laser- 80 FDA cleared indications • Replaces drill with substantial reduced need for anesthesia for teeth & bone • Replaces scalpel for minimally invasive, minimally bleeding microsurgery for soft tissues • Most powerful and capable diode dental laser ever • Best in class speed, comfort, and precision cutting • Leverages IPG Medical technology Waterlase Express™ • New! – Smallest, easiest most cost-effective Waterlase • Vivid HD tablet user interface • Exclusive procedural animations • Rich on-board reference library and Customer Care Button • And more 6

Investment Thesis Disrupting Dentistry with Exceptional Laser Technology and Products, World-class Education and Support: • Late-stage turnaround – focused on renewed revenue and profit growth • Strategic pivot to focus on high-value, prevalent and undertreated diseases • Industry-leading innovation • Shareholder Rights Offering and credit facility strengthen balance sheet Near-Term Catalysts: • New CEO, commercial team build-out • Model Market Program, significant employee engagement • Expanded portfolio of products, Waterlase Express; Epic Pro • Demonstrable benefits to patients and dental practitioners that can increase adoption and utilization of laser dentistry Upside Opportunity: • Substantial revenue, profit and valuation growth in dental market • Pediatric care, treating peri-implantitis, gum disease procedures • Leverage intellectual property portfolio 7Investment Thesis Disrupting Dentistry with Exceptional Laser Technology and Products, World-class Education and Support: • Late-stage turnaround – focused on renewed revenue and profit growth • Strategic pivot to focus on high-value, prevalent and undertreated diseases • Industry-leading innovation • Shareholder Rights Offering and credit facility strengthen balance sheet Near-Term Catalysts: • New CEO, commercial team build-out • Model Market Program, significant employee engagement • Expanded portfolio of products, Waterlase Express; Epic Pro • Demonstrable benefits to patients and dental practitioners that can increase adoption and utilization of laser dentistry Upside Opportunity: • Substantial revenue, profit and valuation growth in dental market • Pediatric care, treating peri-implantitis, gum disease procedures • Leverage intellectual property portfolio 7

Model Market Initiative – Focus on Demonstrating Adoption in the Marketplace • Started in late 2017, to test different sales and marketing tactics to increase general laser awareness, ultimately sales ‒ Focus resources in Los Angeles and Orange County • 10% of dentists in U.S., largest presence of Dental Service Organizations ‒ “Learn before spend” ‒ Our “petri dish” – find out what works and what doesn’t ‒ Allocated considerable resources to effort – Data-based market planning and sales targeting – New approaches to customer awareness including multiple lunch and dinner meetings with dentists and hygienists clustered by specialty and location – Additional sales support and training – Increase employee engagement and customer intimacy – Develop consumer awareness and engagement strategy • Goal – replicate in other major markets – Dallas-Fort Worth launch 8Model Market Initiative – Focus on Demonstrating Adoption in the Marketplace • Started in late 2017, to test different sales and marketing tactics to increase general laser awareness, ultimately sales ‒ Focus resources in Los Angeles and Orange County • 10% of dentists in U.S., largest presence of Dental Service Organizations ‒ “Learn before spend” ‒ Our “petri dish” – find out what works and what doesn’t ‒ Allocated considerable resources to effort – Data-based market planning and sales targeting – New approaches to customer awareness including multiple lunch and dinner meetings with dentists and hygienists clustered by specialty and location – Additional sales support and training – Increase employee engagement and customer intimacy – Develop consumer awareness and engagement strategy • Goal – replicate in other major markets – Dallas-Fort Worth launch 8

Model Market – Early Results to Date • 2Q18 all-tissue laser sales increased ~200% Y-O-Y ‒ >70% confidence pipeline for Model Market increased 8X Y-O-Y • Achieved with only 8% of “High Priority” targets contacted ‒ 70-80 contacts per week, ongoing • Media impressions have increased – Biolase Twitter: 23k followers – Biolase Facebook: 137k followers – Biolase LinkedIn: 5k followers (nearly 20% Y-O-Y increase) • Traffic to “Find a Waterlase Dentist” website up 1,000% 9Model Market – Early Results to Date • 2Q18 all-tissue laser sales increased ~200% Y-O-Y ‒ >70% confidence pipeline for Model Market increased 8X Y-O-Y • Achieved with only 8% of “High Priority” targets contacted ‒ 70-80 contacts per week, ongoing • Media impressions have increased – Biolase Twitter: 23k followers – Biolase Facebook: 137k followers – Biolase LinkedIn: 5k followers (nearly 20% Y-O-Y increase) • Traffic to “Find a Waterlase Dentist” website up 1,000% 9

2Q18 Overview • Worldwide revenue $12.2 million compared to $12.6 million in 2Q17, which included large one-time buy of non-core imaging products • 2Q18 core dental laser and related product revenue up 1% Y-O-Y • Worldwide revenue up sequentially >21% from 1Q18 • In direct market >66% of all-tissue laser sold to new customers; last four quarters averaged ~75%; In 2016, <50% sold to new customers • Net revenue from all-tissue lasers in Model Market increased nearly 200% Y-O-Y • Consumables and other revenue increased 12% Y-O-Y, due largely to success in attracting new customers • U.S. Waterlase Express™ placements increased 10% Y-O-Y ® • Worldwide Waterlase placements increased 5% Y-O-Y 102Q18 Overview • Worldwide revenue $12.2 million compared to $12.6 million in 2Q17, which included large one-time buy of non-core imaging products • 2Q18 core dental laser and related product revenue up 1% Y-O-Y • Worldwide revenue up sequentially >21% from 1Q18 • In direct market >66% of all-tissue laser sold to new customers; last four quarters averaged ~75%; In 2016, <50% sold to new customers • Net revenue from all-tissue lasers in Model Market increased nearly 200% Y-O-Y • Consumables and other revenue increased 12% Y-O-Y, due largely to success in attracting new customers • U.S. Waterlase Express™ placements increased 10% Y-O-Y ® • Worldwide Waterlase placements increased 5% Y-O-Y 10

Growth Opportunity in Bringing Europe “On Par” with U.S. 68% of 2018 Revenue To-Date from Laser System Sales, 64% of Sales Made in U.S. Royalties 0% Services/Warranties International 13% United States 36% Laser Systems 64% 68% Consumables 13% Revenue by Revenue by Region Category Imaging Systems 6% 11Growth Opportunity in Bringing Europe “On Par” with U.S. 68% of 2018 Revenue To-Date from Laser System Sales, 64% of Sales Made in U.S. Royalties 0% Services/Warranties International 13% United States 36% Laser Systems 64% 68% Consumables 13% Revenue by Revenue by Region Category Imaging Systems 6% 11

Market Opportunity – All-Tissue Lasers

- 176,000 dentists in US & Canada[1]
- >1.4 Million dentists in 134 other countries
  - Rapid growth in emerging economies
    - e.g. China, India and Indonesia[2]
- Current market penetration
  - ~7.0% of dental practices in US
  - ~1.4% worldwide
- Each 1% increase in market penetration equals >$600M revenue
- **Dental laser market opportunity >$50B**

[1] *American Dental Association.* [2] *World Federation of Dentistry.*

BIOLASE 12

BIOLASE Has Dominant Share in All-Tissue Laser Markets, Market Leadership in Soft-Tissue Lasers All Tissue Lasers Global Share Others Deka 7% 4% J.Morita 9% Types of Dental Lasers Sold - Lifetime Syneron Biolase 11% 52% All Tissue 13% Fotona 14% Soft Tissue 87% Soft Tissue Lasers Global Share Elexxion AG Deka 5% DenMat 3% 4% Sirona 6% ARC Laser All others 7% 22% GIGAA 7% The majority of lasers sold are Soft Tissue devices. Biolase commands a dominant or significant share Biolase 24% Kavo 8% in both markets AMD 14% Sources: iData Research 2014 reports; MarketMarkets Research 2015; industry and anecdotal reports. 13BIOLASE Has Dominant Share in All-Tissue Laser Markets, Market Leadership in Soft-Tissue Lasers All Tissue Lasers Global Share Others Deka 7% 4% J.Morita 9% Types of Dental Lasers Sold - Lifetime Syneron Biolase 11% 52% All Tissue 13% Fotona 14% Soft Tissue 87% Soft Tissue Lasers Global Share Elexxion AG Deka 5% DenMat 3% 4% Sirona 6% ARC Laser All others 7% 22% GIGAA 7% The majority of lasers sold are Soft Tissue devices. Biolase commands a dominant or significant share Biolase 24% Kavo 8% in both markets AMD 14% Sources: iData Research 2014 reports; MarketMarkets Research 2015; industry and anecdotal reports. 13

A Significant Growth Opportunity >60 Million People in U.S. Alone Have Gum Disease and Health Risk of Oral-systemic Connection Under-diagnosed, Under-treated, Under-managed 14A Significant Growth Opportunity >60 Million People in U.S. Alone Have Gum Disease and Health Risk of Oral-systemic Connection Under-diagnosed, Under-treated, Under-managed 14

Dental Drills Vibrate & Create Heat, Heat = Pain … There is a better way! “My goal with Waterlase is to develop a generation of children where they can come into the dental office, and they don’t have any fear. I don’t give them any anesthetic and they can go back to school or out to play with no numbness” Dentist and Patient Testimonials! #dontfearthedentist 15Dental Drills Vibrate & Create Heat, Heat = Pain … There is a better way! “My goal with Waterlase is to develop a generation of children where they can come into the dental office, and they don’t have any fear. I don’t give them any anesthetic and they can go back to school or out to play with no numbness” Dentist and Patient Testimonials! #dontfearthedentist 15

What Patients Say About Waterlase 16What Patients Say About Waterlase 16

Laser Dentistry Can Disrupt the Market – 1 It Addresses the Challenges Faced by Today’s Dentists • According to ADA, CDC and Other Professional Organizations Challenges Include: ‒ Better patient reported outcomes ‒ Average pay decreasing over last 10 years ‒ Dentistry more competitive – the need to standout ‒ Patients becoming consumers and “review” more ‒ With more competition, dentists can become less busy and bored ‒ Missing opportunity to treat earlier, make more money ‒ Increasing pressure from a profession in transition – what’s next? 17Laser Dentistry Can Disrupt the Market – 1 It Addresses the Challenges Faced by Today’s Dentists • According to ADA, CDC and Other Professional Organizations Challenges Include: ‒ Better patient reported outcomes ‒ Average pay decreasing over last 10 years ‒ Dentistry more competitive – the need to standout ‒ Patients becoming consumers and “review” more ‒ With more competition, dentists can become less busy and bored ‒ Missing opportunity to treat earlier, make more money ‒ Increasing pressure from a profession in transition – what’s next? 17

Spreading The Word – New TV Commercial 18Spreading The Word – New TV Commercial 18

Delivering Better Patient Outcomes Waterlase Laser Dentistry provides an entirely new patient experience with increased comfort and less of the anxiety and pain ordinary dentistry can cause Decreased Increased • Health• Anesthetic • Healing• Scars .. • Discomfort • Esthetics • Tooth preservation• Fear • Trauma 19Delivering Better Patient Outcomes Waterlase Laser Dentistry provides an entirely new patient experience with increased comfort and less of the anxiety and pain ordinary dentistry can cause Decreased Increased • Health• Anesthetic • Healing• Scars .. • Discomfort • Esthetics • Tooth preservation• Fear • Trauma 19

Dental Lasers – Better Dentistry, Better Business Procedure-based Laser Solutions Enable Professional and Practice Vitality Globally Increased Decreased • Positive outcomes• Complications • Patient excitement• Anxiety • Healing• Chair time • Competitiveness • Local market buzz • Cash flow 20Dental Lasers – Better Dentistry, Better Business Procedure-based Laser Solutions Enable Professional and Practice Vitality Globally Increased Decreased • Positive outcomes• Complications • Patient excitement• Anxiety • Healing• Chair time • Competitiveness • Local market buzz • Cash flow 20

Positive Cash Flow – Investment in Patient Outcomes and Business Returns Very Few Additional Procedures per Month, Can Upgrade Patient Experience & ROI WL Express Lease Cost: $840/Month New Procedures (of dozens available) & Representative Fee/Reimbursement Avg. (net of consumable cost) No./ Procedure Net Month Total • Crown Lengthening $525 1 $525 • Perio (1-3 teeth) $350 2 $700 • Gingivectomy $200 2 $400 • Operculectomy $125 4 $500 • Frenectomy $275 2 $550 $ 2,675 $ - 840 Positive Monthly Cash Flow @ 2.5/week $ 1,835 Annual $ 22,000 Busy practices have far more opportunity 21Positive Cash Flow – Investment in Patient Outcomes and Business Returns Very Few Additional Procedures per Month, Can Upgrade Patient Experience & ROI WL Express Lease Cost: $840/Month New Procedures (of dozens available) & Representative Fee/Reimbursement Avg. (net of consumable cost) No./ Procedure Net Month Total • Crown Lengthening $525 1 $525 • Perio (1-3 teeth) $350 2 $700 • Gingivectomy $200 2 $400 • Operculectomy $125 4 $500 • Frenectomy $275 2 $550 $ 2,675 $ - 840 Positive Monthly Cash Flow @ 2.5/week $ 1,835 Annual $ 22,000 Busy practices have far more opportunity 21

BIOLASE Stock Data: (NASDAQ CM:BIOL)* 52 Week Price Range $1.14 - $3.95 Recent Price (September 21, 2018) $2.17 Average Daily Volume (50 Days) 65,390 Common Shares Outstanding (August 6, 2018) 20,596,901 Market Capitalization (September 21, 2018) $44,695,275 *Adjusted for 1 for 5 reverse split of common stock that was effective May 10, 2018 22BIOLASE Stock Data: (NASDAQ CM:BIOL)* 52 Week Price Range $1.14 - $3.95 Recent Price (September 21, 2018) $2.17 Average Daily Volume (50 Days) 65,390 Common Shares Outstanding (August 6, 2018) 20,596,901 Market Capitalization (September 21, 2018) $44,695,275 *Adjusted for 1 for 5 reverse split of common stock that was effective May 10, 2018 22

Safe Harbor Statement Statements made in this presentation and during discussions with BIOLASE representative’s that refer to BIOLASE’s estimated or anticipated future results or other non-historical facts are forward-looking statements, as are any statements its representatives make concerning BIOLASE's strategic initiatives, anticipated financial performance and product launches. You are cautioned not to place undue reliance on these forward-looking statements, which reflect BIOLASE's current expectations and speak only as of the date of this presentation. Actual results may differ materially from BIOLASE’s current expectations depending upon a number of factors affecting BIOLASE’s business including, among others, adverse changes in general economic and market conditions, competitive factors, uncertainty of customer acceptance of new product offerings, risks associated with managing the growth of the business, and those other risks and uncertainties that are described, from time-to-time, in the “Risk Factors” section of BIOLASE's annual and quarterly reports filed with the Securities and Exchange Commission. BIOLASE does not undertake any responsibility to revise or update any forward-looking statements made in this presentation or during discussions with BIOLASE representatives. September 27, 2018 23Safe Harbor Statement Statements made in this presentation and during discussions with BIOLASE representative’s that refer to BIOLASE’s estimated or anticipated future results or other non-historical facts are forward-looking statements, as are any statements its representatives make concerning BIOLASE's strategic initiatives, anticipated financial performance and product launches. You are cautioned not to place undue reliance on these forward-looking statements, which reflect BIOLASE's current expectations and speak only as of the date of this presentation. Actual results may differ materially from BIOLASE’s current expectations depending upon a number of factors affecting BIOLASE’s business including, among others, adverse changes in general economic and market conditions, competitive factors, uncertainty of customer acceptance of new product offerings, risks associated with managing the growth of the business, and those other risks and uncertainties that are described, from time-to-time, in the “Risk Factors” section of BIOLASE's annual and quarterly reports filed with the Securities and Exchange Commission. BIOLASE does not undertake any responsibility to revise or update any forward-looking statements made in this presentation or during discussions with BIOLASE representatives. September 27, 2018 23

Questions and Answers 24Questions and Answers 24